SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 12, 2002
Date of report (Date of earliest event reported)

ROPER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-12273	51-0263969
(Commission file number)	(IRS Employer Identification No.)

160 Ben Burton Road, Bogart, Georgia 30622
(Address of principal executive offices) (Zip code)

(706) 369-7170
(Registrant’s telephone number, including area code)

N/A
(Former address)

ITEM 5.    OTHER EVENTS.

On December 11, 2002, Roper Industries, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro Forma Financial Statements

Not Applicable

(c)	Exhibits

99.1	Press Release of the Company dated December 11, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER INDUSTRIES, INC. (Registrant)

Date: December 12, 2002	By:	/s/ Martin H. Headley
Martin H. Headley Vice President, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated December 11, 2002